UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2015

NII HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-32421 (Commission File Number)	91-1671412 (IRS Employer Identification No.)

1875 Explorer Street, Suite 800 Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)

Registrant’s telephone number, including area code: (703) 390-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously disclosed, NII Holdings, Inc. (the “Company”) engaged in discussions with (a) certain of the holders (the “Holders”) of the senior notes issued by our subsidiaries, NII Capital Corp. and NII International Telecom S.C.A. (the “Senior Notes”), and their advisors and (b) members of the Official Committee of Unsecured Creditors appointed in the bankruptcy cases (the “Committee”) and their advisors regarding a potential restructuring of the Senior Notes and the reorganization of the Company and certain of its subsidiaries. Those discussions culminated in the Company's plan of reorganization dated June 19, 2015 (the “Plan”), pursuant to which the Senior Notes have been restructured as of the effective date of the Plan. The Plan was confirmed by the U.S. Bankruptcy Court for the Southern District of New York on June 19, 2015 and became effective on June 26, 2015.

Pursuant to confidentiality agreements between the Holders and the Company and between the members of the Committee and the Company, and at the request of the Holders and certain members of the Committee, the Company provided certain information to the Holders (the “Disclosed Information”) through the effective date of the Plan. The Company also agreed to make the Disclosed Information publicly available. The Disclosed Information is available on the Company’s website (www.nii.com) through the “2014-15 Restructuring Information” link that is included within the “Financial Information” link on the Investor Relations page. An index of Disclosed Information has also been furnished as an exhibit to this report.

The Disclosed Information includes prospective financial information, forecasts and other information generally not disclosed by the Company. The Disclosed Information was prepared based on expectations, beliefs, opinions, and assumptions of the Company’s management at the time this information was prepared. The Disclosed Information was not prepared in accordance with generally accepted accounting principles or published guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of “prospective financial information” or in accordance with any other potentially applicable standards.

The publication of the Disclosed Information should not be regarded as an indication or acknowledgement that the Company or any other person considered, or as of the date of this report considered or considers, the Disclosed Information to be accurate on such dates or predictive of future results, and does not constitute an admission or representation by any person that any Disclosed Information is currently material or accurate, or that the expectations, beliefs, opinions, and assumptions that underlie the Disclosed Information remain the same as of the date of this report. The Disclosed Information should not be relied on by investors.

Certain portions of the Disclosed Information were prepared before the completion of the sale of Nextel Mexico on April 30, 2015 and therefore include financial and other information that reflects the results of operations in Mexico, which the Company no longer owns. Furthermore, the Disclosed Information was prepared and provided both before and over the nine months that the Company’s chapter 11 proceedings were pending. While the Company believed the Disclosed Information to be accurate at the time it was provided, a significant amount of the Disclosed Information may have been rendered obsolete as a result of the passage of time or the occurrence of other events or developments after the information was provided, including,

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without limitation, as a result of changes in economic conditions, foreign exchange rates, interest rates and changes in the Company’s business results from what was expected, and may be inconsistent with results previously reported or reported in the future in the Company’s filings made with the Securities and Exchange Commission. The Company has not undertaken to review the Disclosed Information to determine whether it continues to be accurate nor will it do so. Readers are cautioned that the Disclosed Information should not be viewed as any confirmation by the Company that it is either accurate or reflects the Company’s current views on any of the topics addressed by the Disclosed Information and that some of the information, particularly the information that includes the results of the Company’s operations in Mexico, does not reflect the Company’s current business.

The Company’s independent public accounting firm has not, nor has any other accountant, examined, compiled, or performed any procedures with respect to the Disclosed Information. Accordingly, no accounting firm or any other person has expressed any opinion or any other form of assurance on the Disclosed Information or its achievability and no accounting firm or person assumes any responsibility for the Disclosed Information.

The Disclosed Information that is not historical information:

•	is forward-looking, speculative and subjective in nature and was based upon expectations, beliefs, opinions, and assumptions which are inherently uncertain and include factors that are beyond the control of the Company and may not prove to be accurate;

•	does not necessarily reflect current expectations, beliefs, opinions, or assumptions that the management of the Company may have about the prospects for the Company’s businesses, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur or that was not anticipated at the time the information was prepared;

•	may not reflect current results or future performance, which may be significantly more favorable or less favorable than projected by the Disclosed Information; and

•	is not, and should not be regarded as, a representation that any of the expectations contained in, or forming a part of, the forecasts will be achieved.

The Disclosed Information is being furnished, not filed. Accordingly, this report, including the exhibit, will not be incorporated by reference into any registration statement filed by the Company or any related entity under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein. The summary of the Disclosed Information described herein is qualified in its entirety by the contents of the Disclosed Information. Further, the information contained on the Company’s website is not part of this report.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description
99.1	Index of Disclosed Information

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.

By:	/s/ Shana C. Smith
Shana C. Smith
Vice President and Secretary

Date: June 26, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Index of Disclosed Information